CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement No. 333–25663 on Form N-4 of our report dated February 27, 2024, relating to the financial statements of American Fidelity Separate Account B.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 26, 2024

CONSENT OF INDEPENDENT AUDITOR

We consent to the use in this Registration Statement No. 333–25663 on Form N-4 of our report dated April 12, 2024, relating to the financial statements of American Fidelity Assurance Company.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 26, 2024